February 5, 2015 2015 Q1 Earnings Conference Call February 5, 2015

February 5, 2015 2 This presentation contains certain forward-looking statements that management believes to be reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. Among them are adverse weather conditions, cost volatility and availability of all energy products, including propane, natural gas, electricity and fuel oil, increased customer conservation measures, the impact of pending and future legal proceedings, domestic and international political, regulatory and economic conditions in the United States and in foreign countries, including the current conflicts in the Middle East and those involving Russia, and currency exchange rate fluctuations (particularly the euro), the timing of development of Marcellus Shale gas production, the timing and success of our acquisitions, commercial initiatives and investments to grow our business, and our ability to successfully integrate acquired businesses and achieve anticipated synergies. UGI undertakes no obligation to release revisions to its forward-looking statements to reflect events or circumstances occurring after today. About This Presentation

February 5, 2015 John Walsh President & CEO, UGI Kirk Oliver Chief Financial Officer, UGI Jerry Sheridan President & CEO, AmeriGas

February 5, 2015 4 2015 Q1 Results * See appendix for Adjusted EPS reconciliation. Adjusted EPS* $0.71 $0.66 $0.00 $0.25 $0.50 $0.75 $1.00 Q1 - 14 Adjusted EPS Q1-15 Adjusted EPS

February 5, 2015 5 Operating Performance & Strategic Milestones Midstream & Marketing • Expansion of Temple LNG facility is on track  FERC approved  Expand liquefaction capacity by 50%  Expect to be on-stream by Q3 • Continue to make progress on the Auburn Pipeline expansion  Expect to be on-line by Fall 2015, in time for winter season UGI Utilities • Added 6,500 customers in Q1 • Repaired record number of miles of cast iron and bare steel in FY14 AmeriGas and UGI International • Solid quarter despite warm weather

February 5, 2015 Kirk Oliver Chief Financial Officer

February 5, 2015 7 2015 Q1 Financial Results Three Months Ended December 31, 2014 2013 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 34.1$ 122.0$ Net after-tax losses (gains) on commodity derivative instruments not associated with current period transactions 81.9 (4.2) Retroactive impact of change in French tax law 0.0 5.7 Adjusted net income attributable to UGI Corporation 116.0$ 123.5$ Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 0.19$ 0.70$ Net after-tax losses (gains) on commodity derivative instruments not associated with current period transactions 0.47 (0.02) Retroactive impact of change in French tax law 0.00 0.03 Adjusted diluted earnings per share 0.66$ 0.71$

February 5, 2015 8 (6.2)% (20.2)% (17.4)% (3.9)% 3.8% (7.2)% (12.9)% 3.0% 2015 2014 Antargaz Flaga Gas UtilityAmeriGas C O L D E R ( W A R M E R ) * HDD = Percent change in Heating Degree Days versus prior year vs. Normal (9.6%) HDD (14.0%) HDD (5.2%) HDD (6.7%) HDD Fiscal Year Weather vs. Normal

February 5, 2015 9 179.7 139.7 (37.0) 1.5 (1.2) (6.2) 2.9 $0 $40 $80 $120 $160 $200 2014 Q1 Volume Unit Margins Anc. Sales / services Opex & Other D&A 2015 Q1 Operating Income, $ MM Opex includes all operating expenses, net of miscellaneous income. Excludes impact of mark-to- market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales. AmeriGas MARGIN  Warmer weather, particularly in Western regions OPEX  Higher casualty and general liability expenses  Lower vehicle operating and maintenance expenses Total Margin

February 5, 2015 10 49.2 45.9 15.3 13.1 4.6 11.5 9.0 $0 $10 $20 $30 $40 $50 $60 2014 Q1 Volume FX Impact Margin Unit Margin FX Impact Expenses Opex & Other 2015 Q1 Income Before Taxes, $ MM UGI International MARGIN  Weaker Euro and British Pound Sterling  Lower Antargaz and Flaga volumes  Higher unit margins (in euros) at Antargaz OPEX  Weaker Euro and British Pound Sterling  Expenses related to proposed acquisition of Totalgaz in France * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. Total Margin

February 5, 2015 11 Gas Utility MARGIN  Warmer weather  Customer Growth OPEX  Higher distribution system maintenance  Higher employee benefit and information technology expenses  Higher depreciation expense * Opex includes all operating expenses, net of miscellaneous income. Total Margin represents total revenues less total cost of sales. 73.7 61.7 2.9 6.5 0.9 1.7 $0 $10 $20 $30 $40 $50 $60 $70 $80 2014 Q1 Core Market Margin Opex & Other D&A Int. Expense 2015 Q1 Income Before Taxes, $ MM

February 5, 2015 12 35.2 44.9 13.1 2.2 (5.9) (1.1) 1.4 $0 $10 $20 $30 $40 $50 $60 2014 Q1 Capacity Mgmt Peaking & Other Opex & Other D&A Int. Expense 2015 Q1 Income Before Taxes, $ MM Midstream & Marketing MARGIN  Higher capacity management and peaking service margin  Higher natural gas gathering and storage margin  Lower electric generation margin OPEX  Planned outages at the Hunlock and Conemaugh generating stations  Expansion of natural gas gathering assets Total Margin * Excludes impact of mark-to-market changes in commodity hedging instruments. Total Margin represents total revenues less total cost of sales.

February 5, 2015 13 Liquidity and Guidance * See appendix for Adjusted EPS reconciliation. FY 2015 Adjusted EPS* Guidance Range: $1.88 – $1.98 Total AmeriGas UGI International Utilities Midstream Corporate & Other Cash on Hand $401.2 $18.5 $107.0 $5.3 $14.5 $255.9 Revolving Credit Facilities $525.0 $118.6 $300.0 $240.0 NA Accounts Receivable Facility NA NA NA 96.5 NA Drawn on Facilities 253.0 0.0 153.5 43.0 NA Letters of Credit 64.7 34.3 2.0 0.0 NA Available Facilities $207.3 $84.3 $144.5 $293.5 Available Liquidity $225.8 $191.2 $149.8 $307.9 Excluding cash residing at operating subsidiaries, UGI had $245.8 million of cash at 12/31/14 compared with $205.0 million at 12/31/13.

February 5, 2015 Jerry Sheridan CEO of AmeriGas

February 5, 2015 15 Q1 Adjusted EBITDA * See appendix for Adjusted EBITDA reconciliation $230 $189 $0 $50 $100 $150 $200 $250 Q1 2014 Q1 2015 Adjusted EBITDA*, $ Millions

February 5, 2015 16 • Volume decreased 9.1% (34 million gallons) on weather that was 9.6% warmer than last year • Mt. Belvieu cost decreased 55% during the quarter • Mark-to-market adjustments are non-cash and associated primarily with hedges for fixed-price customers • Propane costs expected to remain low through the season • U.S. propane inventory at December 31, 2014 was 41% above the prior five-year average • Guidance range updated to $635-$665 million for FY 2015 Operational Highlights

February 5, 2015 17 Growth Initiatives • The AmeriGas Propane Exchange program’s volume increased 4% in the quarter and added 1,023 new locations year-over-year • The National Account program’s volume increased by 10% • Completed four smaller scale acquisitions and pipeline remains strong • Anticipate delivering positive free cash flow to cover growth and maintenance capital, acquisitions, and distributions • Trend toward lower priced propane is good for the industry and will promote demand

February 5, 2015 John Walsh President & CEO

February 5, 2015 19 Operational Highlights PennEast • ~$1bn project expected to deliver one bcf of gas per day • Project partners have held a series of meetings in local communities; FERC will hold additional meetings • Expected to be on-stream by late 2017 Total LPG acquisition • Progressing as planned • Expect closing in the first half of calendar year 2015 GET Gas • Extremely well received • Demand for natural gas remains at unprecedented levels Marcellus Projects • Continue to develop a range of new infrastructure projects

February 5, 2015 20 Q2 Update • January was cold in the Mid-Atlantic and Northeastern U.S. • Return to more normal temperatures in Europe • Cold weather and infrastructure gap driving higher prices for pipeline capacity

February 5, 2015 21 In Conclusion • Solid quarter despite warmer weather • Return to more normal weather so far in Q2 • Strong cash flows and balance sheets provide capacity to fund future growth • Expect to deliver Adjusted EPS of $1.88 – $1.98 in FY 2015

February 5, 2015 Q&A

February 5, 2015 Appendix

February 5, 2015 24 UGI Supplemental Information: Footnotes  Management uses "adjusted net income attributable to UGI" and "adjusted diluted earnings per share," both of which are non-GAAP financial measures, when evaluating UGI's overall performance. Adjusted net income attributable to UGI is net income attributable to UGI after excluding net after-tax gains and losses on commodity derivative instruments not associated with current-period transactions and items that management regards as highly unusual and not expected to recur. Volatility in net income at UGI can occur as a result of gains and losses on derivative instruments not associated with current period transactions but included in earnings in accordance with U.S. generally accepted accounting principles ("GAAP"). Midstream & Marketing records gains and losses on commodity derivative instruments not associated with current-period transactions in cost of sales or revenues for all periods presented. Effective October 1, 2014, UGI International determined that on a prospective basis it would not elect cash flow hedge accounting for its commodity derivative transactions and also de-designated its then- existing commodity derivative instruments accounted for as cash flow hedges. Also effective October 1, 2014, AmeriGas Propane de-designated its remaining commodity derivative instruments accounted for as cash flow hedges. Previously, AmeriGas Propane had discontinued cash flow hedge accounting for all commodity derivative instruments entered into beginning April 1, 2014.  Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. Management believes that these non- GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impact of (1) gains and losses on commodity derivative instruments not associated with current-period transactions and (2) those items that management regards as highly unusual in nature and not expected to recur.  The following table reconciles consolidated net income attributable to UGI, the most directly comparable GAAP measure, to adjusted net income attributable to UGI, and reconciles diluted earnings per share, the most comparable GAAP measure, to adjusted diluted earnings per share, to reflect the adjustments referred to above.

February 5, 2015 25 Adjusted EPS to GAAP EPS Reconciliation Three Months Ended Twelve Months Ended December 31, December 31, 2014 2013 2014 2013 Adjusted diluted earnings per share: UGI Corporation earnings per share - diluted 0.19$ 0.70$ 1.42$ 1.71$ Net after-tax losses (gains) on commodity derivative instruments not associated with current period transactions 0.47 (0.02) 0.53 (0.04) Retroactive impact of change in French tax law 0.00 0.03 0.00 0.03 Adjusted diluted earnings per share 0.66$ 0.71$ 1.95$ 1.70$ (1) Income taxes associated with pre-tax adjustments determined based on using business unit statutory tax rates.

February 5, 2015 26 Adjusted Net Income to GAAP Net Income Reconciliation Three Months Ended Twelve Months Ended December 31, December 31, 2014 2013 2014 2013 Adjusted net income attributable to UGI Corporation: Net income attributable to UGI Corporation 34.1$ 122.0$ 249.3$ 297.6$ Net after-tax losses (gains) on commodity derivative instruments not associated with current period transactions (1) 81.9 (4.2) 92.7 (7.2) Retroactive impact of change in French tax law 0.0 5.7 0.0 5.7 Adjusted net income attributable to UGI Corporation 116.0$ 123.5$ 342.0$ 296.1$

February 5, 2015 27 AmeriGas Supplemental Information: Footnotes  The enclosed supplemental information contains a reconciliation of earnings before interest expense, income taxes, depreciation and amortization ("EBITDA") and Adjusted EBITDA to Net Income.  EBITDA and Adjusted EBITDA are not measures of performance or financial condition under accounting principles generally accepted in the United States ("GAAP"). Management believes EBITDA and Adjusted EBITDA are meaningful non-GAAP financial measures used by investors to compare the Partnership's operating performance with that of other companies within the propane industry. The Partnership's definitions of EBITDA and Adjusted EBITDA may be different from those used by other companies.  EBITDA and Adjusted EBITDA should not be considered as alternatives to net income (loss) attributable to AmeriGas Partners, L.P. Management uses EBITDA to compare year-over-year profitability of the business without regard to capital structure as well as to compare the relative performance of the Partnership to that of other master limited partnerships without regard to their financing methods, capital structure, income taxes or historical cost basis. Management uses Adjusted EBITDA to exclude from AmeriGas Partners’ EBITDA gains and losses that competitors do not necessarily have to provide additional insight into the comparison of year-over-year profitability to that of other master limited partnerships. In view of the omission of interest, income taxes, depreciation and amortization from EBITDA and Adjusted EBITDA, management also assesses the profitability of the business by comparing net income attributable to AmeriGas Partners, L.P. for the relevant years. Management also uses EBITDA to assess the Partnership's profitability because its parent, UGI Corporation, uses the Partnership's EBITDA to assess the profitability of the Partnership, which is one of UGI Corporation’s business segments. UGI Corporation discloses the Partnership's EBITDA in its disclosures about its business segments as the profitability measure for its domestic propane segment.

February 5, 2015 28 AmeriGas Partners EBITDA Reconciliation 2014 2013 2014 2013 EBITDA and Adjusted EBITDA: Net (loss) income attributable to AmeriGas Partners, L.P. (39,571)$ 134,898$ 115,424$ 259,455$ Income tax expense 870 1,431 2,050 2,475 Interest expense 41,034 41,590 165,025 165,826 Depreciation 38,682 41,503 151,199 162,486 Amortization 10,686 10,819 43,062 43,356 EBITDA 51,701$ 230,241$ 476,760$ 633,598$ Heritage Propane acquisition and transition expense - - - 21,051 Add net losses on commodity derivative instruments not associated with current-period transactions 138,230 - 147,725 - Noncontrolling interest in losses on commodity derivative instruments not associated with current-period transactions (1,396) - (1,492) - Adjusted EBITDA 188,535$ 230,241$ 622,993$ 654,649$ Three Months Ended Twelve Months Ended December 31, December 31,

February 5, 2015 29 AmeriGas Partners Adj. EBITDA Guidance Reconciliation Forecast Fiscal Year Ending September 30, 2015 Adjusted net income attributable to AmeriGas Partners, L.P. (estimate) (d) 286,000$ Interest expense (estimate) 163,000 Income tax expense (estimate) 4,000 Depreciation (estimate) 154,000 Amortization (estimate) 43,000 Adjusted EBITDA (e) 650,000$ (d) (e) Represents the midpoint of Adjusted EBITDA guidance range for fiscal 2015. Represents estimated net income attributable to AmeriGas Partners, L.P. after adjusting for gains and losses on commodity derivative instruments not associated with current-period transactions. It is impracticable to determine actual gains and losses on commodity derivative instruments not associated with current-period transactions that will be reported in GAAP net income as such gains and losses will depend upon future changes in commodity prices for propane which cannot be forecasted.

February 5, 2015 Investor Relations: William Ruthrauff 610-456-6571 ruthrauffw@ugicorp.com